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                                                                   EXHIBIT 10.27

                                                 BRIDGE TRADING COMPANY
                                                 TRANSACTION SYSTEM AGREEMENT
                                                 TRANSACTION SYSTEM SUPPLEMENTAL
                                                 ORDER FORM

This Transaction System Supplemental Order Form dated December 17, 2003 is annexed to and forms a part of the Transaction System Agreement by and between Bridge Trading Company, and Instinet Group Incorporated dated November 25, 2002 (the "AGREEMENT"). Capitalized terms not defined in this Supplemental Order Form have the same meanings as set forth in the Agreement.

This Supplemental Order Form supersedes the Fees stated in the Initial Order Form between the parties dated__________.

[ ] IOE SYSTEM

                               [PRICING SCHEDULE]

TERM

This agreement shall remain in effect for a term equal to the earlier of (i) two years or (ii) until the percentage of ownership or interest in Instinet Group by Reuters PLC reduces below the current percentage ratio.

By signing below, the parties agree to amend the Agreement by adding the System, Fees, Additional Charges and/or other terms and conditions set forth in this Transaction System Supplemental Order Form. Any Systems ordered under this Transaction System Supplemental Order Form shall be co-terminous with the Agreement and, except as set forth in this Supplemental Order Form, all of the terms and conditions of the Agreement remain in full force and effect.

BRIDGE TRADING COMPANY ("BRIDGE")        BROKER  INSTINET GROUP INCORPORATED

Signed:_______________________________   Signed:________________________________

Print /s/ Jeffrey Woodruff, EVP          Print /s/ Natan Tiefenbrun
Name:_________________________________   Name:__________________________________

Title:________________________________   Title:_________________________________

Date: January 8, 2004                    Date: December 17, 2003

                                              ("EFFECTIVE DATE")